SEI LIQUID ASSET TRUST

Prime Obligation Fund

Supplement dated October 6, 2008 to the
Class A Shares Prospectus dated October 31, 2007

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with the Prospectus.

Participation in the Temporary Guarantee Program for Money Market Funds

The Prospectus is hereby amended and supplemented to reflect the participation in the Temporary Guarantee Program for Money Market Funds by the Prime Obligation Fund (the "Fund").

The Board of Trustees has determined to apply for the Fund's participation in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Treasury Department (the "Treasury"). The Fund's participation in the Program is not certain until its agreement is reviewed and accepted by the Treasury, which is expected to take up to 14 days.

Under the Program, Treasury will guarantee the share price of shares of the Fund outstanding as of September 19, 2008 ("Covered Shares") at $1.00 per share if the Fund's Net Asset Value ("NAV") falls below $0.995 (a "Guarantee Event"). Recovery under the Program is subject to certain conditions and limitations, including the following:

•  For shareholders of the Fund, the Program provides a guarantee for lesser of (a) the number of shares owned by the shareholder at the close of September 19, 2008, or (b) the number of shares owned by the shareholder on the date of a Guarantee Event.

•  The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•  Recovery under the Program requires the Fund to liquidate.

•  In order to recover, a Guarantee Event must occur during the term of the Program (discussed below).

The initial term of the Program expires on December 18, 2008. The Program may be extended at the sole discretion of the Treasury, but expires not later than September 18, 2009. In order to participate in the Program during the initial term, the Fund is required to pay a participation fee. Participation in any extension of the Program will require payment of an additional fee, although there can be no assurance that the Fund will elect to participate, or be eligible to participate, in any extension of the Program. The cost of participating in the Program and any extension will be borne by the Fund, and will not be subject to any expense limitation or reimbursement agreement.

Change in Disclosure of Portfolio Holdings Information

At a meeting held on October 3, 2008, the Board of Trustees of SEI Liquid Asset Trust approved a change, effective November 10, 2008, in the availability of a list of all portfolio holdings in the Fund from disclosing this information for each month end fifteen calendar days after the end of such month to disclosing this information for each week end on the Monday following such week. Accordingly, the first paragraph under the section entitled "Disclosure of Portfolio Holdings Information" on page 9 is hereby deleted and replaced with the following:

Portfolio holdings information for the Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). On the Monday following each week end, a list of all portfolio holdings in the Fund as of the end of such week shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CMS-F-229 (10/08)

SEI LIQUID ASSET TRUST

Prime Obligation Fund

Supplement dated October 6, 2008
to the Statement of Additional Information ("SAI") dated October 31, 2007

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

Change in Disclosure of Portfolio Holdings Information

At a meeting held on October 3, 2008, the Board of Trustees of SEI Liquid Asset Trust approved a change, effective November 10, 2008, in the availability of a list of all portfolio holdings in the Fund from disclosing this information for each month end fifteen calendar days after the end of such month to disclosing this information for each week end on the Monday following such week. Accordingly, the first paragraph under the section entitled "Disclosure of Portfolio Holdings Information" on page S-24 is hereby deleted and replaced with the following:

On the Monday following each week end, a list of all portfolio holdings in the Fund as of the end of such week shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CMS-F-230 (10/08)